Investments	12 Months Ended
Dec. 31, 2024
Investments, Debt and Equity Securities [Abstract]
Investments	Investments
Investments in equity

The Company entered into subscription agreements with a number of funds. During the year ended December 31, 2024, net capital totaling $13.1 million (December 31, 2023: $14.0 million) had been advanced under the terms of the subscription agreements. The Company determined that the interest in funds meets the definition of equity securities without readily determinable fair values. The Company therefore concluded that the interests held at December 31, 2024 and December 31, 2023 qualify for the NAV practical expedient in ASC 820.

There was a decrease in fair value of $3.3 million (December 31, 2023: increase in fair value $0.2 million) recognized in net income during the year bringing the carrying value of the subscriptions to $54.4 million at December 31, 2024. At December 31, 2024, the Company had committed to future investments of $102.2 million in respect of these funds.

Investments in equity also include equity investments of $3.5 million (of which $1.5 million was invested during the year ended December 31, 2024) which do not qualify for the NAV practical expedient, and for which the measurement alternative has been applied. Accordingly, these investments in equity are measured at cost, less impairment.

Available for sale investments
As at December 31, 2024, the Company held available for sale investments amounting to $nil (December 31, 2023: $2.0 million). Short-term investments comprise highly liquid investments with maturities of greater than three months and minimum "A-" rated fixed term deposits. The Company classifies its short- term investments as available for sale.